SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2005

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9286	56-0950585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina 28211
(Address of Principal Executive Offices) (Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2003, as previously reported, Coca-Cola Bottling Co. Consolidated (the “Company”) entered into Split-Dollar and Deferred Compensation Replacement Benefit Agreements (the “Agreements,” and each individually, an “Agreement”), with certain executive officers of the Company. The purpose of the Agreements was to provide the executive officers with benefits comparable to benefits that had been previously provided by the Company under certain split-dollar life insurance arrangements. The split-dollar life insurance arrangements were terminated by the Company in 2003 in response to certain legislative changes including the Sarbanes-Oxley Act of 2002.

On June 20, 2005, certain executive officers of the Company elected to terminate their respective Agreements pursuant to an Election Form and Agreement Amendment, dated as of June 20, 2005 (the “Election Form and Amendment”). The Company provided the executive officers with the opportunity to make the election as a result of and in the manner contemplated by new requirements relating to deferred compensation arrangements under the American Jobs Creation Act of 2004 (the “Act”). For executives who did not elect to terminate their Agreements, the Agreements will be amended as necessary to comply with the Act.

Pursuant to the Election Form and Amendment, the Company provided each executive officer who was party to an Agreement with a one-time opportunity to terminate his or her Agreement and to receive his or her benefits under the Agreement in a lump-sum distribution payable in 2005. The amount of the lump-sum distribution payable under each executive officer’s election equals the present value of the benefit currently payable to the executive officer plus the present value of the expected increases in the benefit to age 60 using an 8% discount rate.

The following executive officers of the Company, each of whom was a named executive officer in the Company’s Proxy Statement for its 2005 Annual Meeting of Stockholders or is expected to be a named executive officer in the Company’s Proxy Statement for its 2006 Annual Meeting of Stockholders, elected to terminate their respective Agreements on June 20, 2005 and to receive lump-sum distributions as follows:

Name	Title	Lump-Sum Distribution Payable
William B. Elmore	President and Chief Operating Officer	$332,491.31
C. Ray Mayhall	Senior Vice President, Sales	$174,853.54
Norman C. George	Senior Vice President, Chief Marketing and Customer Officer	$183,018.88

The above summary of the Election Form and Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the form of the Election Form and Amendment, which is filed as Exhibit 10.1 attached hereto and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 above is hereby incorporated by reference herein.

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Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.1	Form of Split-Dollar and Deferred Compensation Replacement Benefit Agreement Election Form and Agreement Amendment, effective as of June 20, 2005, between the Company and certain executive officers of the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED
(REGISTRANT)

Date: June 24, 2005	By:	/s/ Steven D. Westphal
Steven D. Westphal
Principal Financial Officer of the Registrant
and
Senior Vice President and Chief Financial Officer

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SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Earliest Event Reported:	Commission File No:
June 20, 2005	0-9286

COCA-COLA BOTTLING CO. CONSOLIDATED

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Form of Split-Dollar and Deferred Compensation Replacement Benefit Agreement Election Form and Agreement Amendment, effective as of June 20, 2005, between the Company and certain executive officers of the Company.

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